EXHIBIT 1


                              MINNESOTA POWER, INC.

                             UNDERWRITING AGREEMENT

                                                              [          , 200 ]
                                                               ----------     -
                                                              New York, New York

[Insert Name(s)
and Address(es)
of Underwriter(s)]

Dear Sirs:

          Minnesota Power, Inc., a corporation incorporated under the laws of Minnesota (the "Company"), proposes to issue and sell to you (the "Underwriter"), [1 its First Mortgage Bonds of the series designation, with the term and in the principal amount specified in Schedule I hereto (the "Bonds" or the "Securities")] [2 its debt securities of the series designation, with the term and in the principal amount specified in Schedule I hereto (the "Debt Securities" or the "Securities")]. [1 The Bonds will be issued under the Company's Mortgage and Deed of Trust, dated as of September 1, 1945, to Irving Trust Company (now The Bank of New York) and Richard D. West (Douglas J. MacInnes, successor), as Trustees, as supplemented and as it will be further
supplemented by a [        ] Supplemental Indenture, to be dated as of
                   --------
[            , 200 ], in substantially the form heretofore delivered to the
 ------------     -
Underwriter (the "[          ] Supplemental Indenture"). The Mortgage and Deed
                   ----------
of Trust, as to be supplemented, are hereinafter referred to as the "Mortgage."] [2 The Debt Securities are to be issued pursuant to the provisions of an
Indenture (For Unsecured Debt Securities), dated as of             , 200 ,
                                                       ------------     -
between the Company and The Bank of New York, as trustee (the "Indenture Trustee"), said Indenture, together with any amendments or supplements thereto, are hereinafter referred to as the "Indenture."]

          1. Sale and Purchase. The Company agrees to issue and sell to the
             -----------------
Underwriter, and the Underwriter agrees to purchase from the Company, its Securities as specified in Schedule I hereto. The obligations of the Company and the Underwriter under this Agreement are undertaken on the basis of the representations and are subject to the conditions in this Agreement.

          2. Payment and Delivery. Delivery of the Securities to the
             --------------------
Underwriter, and payment of the purchase price by wire transfer in Federal funds, to the Company, will take place at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 a.m., New York City time,
on [            , 200 ], or at such time, date and place as may be agreed upon
    ------------     -
by the Company and the Underwriter (the "Closing Date"). The Securities shall be delivered [to The Depository Trust Company or to The Bank of New York, as custodian for The Depository Trust Company, in definitive fully-registered global form without coupons registered in the name of Cede & Co. for the account specified by the Underwriter not later than the close of business on the business day preceding the Closing Date] [to the Underwriter in definitive


------------------------
1 For use in connection with First Mortgage Bond.
2 For use in connection with Debt Securities.

fully-registered form without coupons, registered in such names and in such denominations as the Underwriter requests at least three full business days before the Closing Date. If no such request is received by said time, the Company shall have the right to deliver the Securities registered in the name of the Underwriter in such denominations as the Company may determine. The Securities will be made available to the Underwriter for checking and packaging at least one full business day before the Closing Date].

          3. Registration Statement and Prospectus; Public Offering. The Company
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has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations adopted by the Commission under it (the "Rules and Regulations"), a registration statement on
Form S-3, including a prospectus ("Registration Statement No. 333-[      ]"),
                                                                   ------
relating to the registration of $   ,000,000 principal amount of its First
                                 ---
Mortgage Bonds and Debt Securities, and such registration statement was declared
effective on [           , 2000]. The term "preliminary prospectus" means any
              -----------
preliminary prospectus (as referred to in Rule 430 of the Rules and Regulations) included at any time as a part of the Registration Statement. Copies of such registration statement and any amendments thereto and of each preliminary prospectus included as part of Registration Statement No. 333-[______] have been delivered to the Underwriter. Registration Statement No. 333-[______], as it may be amended to the date of this Agreement, including financial statements and all exhibits, and the prospectus, as supplemented by a prospectus supplement relating to the Securities, proposed to be filed pursuant to Rule 424 is hereinafter respectively called the "Registration Statement" and the "Prospectus." References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date the Registration Statement was declared effective or the time and date of the filing of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus includes the documents incorporated by reference (the "Incorporated Documents") therein pursuant to Item 12 of Form S-3 under the Securities Act and filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or date of such preliminary prospectus or the Prospectus, as the case may be, and any reference herein to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus includes the filing of any document under the Exchange Act after the Effective Date or the date of any preliminary prospectus or the Prospectus, as the case may be, and incorporated in such document by reference if such filing is made prior to the Closing Date.

          The Company understands that the Underwriter proposes to make a public offering of the Securities, as described in the Prospectus, as soon after the date of this Agreement as the Underwriter deems advisable. The Company confirms that the Underwriter and dealers have been authorized to distribute each preliminary prospectus, if any, and are authorized to distribute the Prospectus and any amendments or supplements to it.

          4. Representations of the Company. The Company represents to the
             ------------------------------
Underwriter as follows:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act.

          (b) On the Effective Date, and at the Closing Date, the Registration Statement and, at the date of the filing of the Prospectus, and at the Closing Date, the Prospectus, as each may be amended or supplemented, and the
[1 Mortgage] [2 Indenture] fully complied or will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations, or pursuant to the Rules and Regulations will be deemed to comply therewith; on said Effective Date and Closing Date the Registration Statement, as it may be amended or supplemented, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on said date of filing of the Prospectus and the Closing Date, the Prospectus, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said date of filing of the Prospectus and the Closing Date, the Incorporated Documents will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations"), and, when read together with the Prospectus, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation does not apply to (1) statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus, as they may be amended or supplemented or (2) the portion of the Registration Statement constituting the respective Statements of Eligibility, or amendments thereto, of The Bank of New York and Douglas J. MacInnes, as Trustees, with respect to the Mortgage, or the portion of the Registration Statement constituting the Statement of Eligibility, or amendments thereto, of
[               ], with respect to the Indenture, under the Trust Indenture Act
 ---------------
except statements or omissions made in reliance on and in conformity with information furnished in writing to the Trustee by or on behalf of the Company for use in such Statements of Eligibility or any amendments thereto. For purposes of this Agreement, [indicate topics addressed and location in Prospectus] constitute the only information relating to the Underwriter furnished in writing to the Company specifically for inclusion in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus.

          (c) The Company and its Material Subsidiaries (as defined below) have good and sufficient title to all real material property and good and sufficient title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially interfere with the use made and proposed to be made of such property by the Company and its Material Subsidiaries; and any material real property and buildings held under lease by the Company and its Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Material Subsidiaries (as used in this Agreement, the term "Material Subsidiary" means a significant subsidiary under Rule 1-02(w) of Regulation S-X of the Commission).


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1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and there is no jurisdiction wherein the character of the properties owned or held under lease by the Company or the nature of the business transacted by the Company would expose the Company to any material liability or disability by reason of the failure to qualify the Company as a foreign corporation in any such jurisdiction; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and there is no jurisdiction wherein the character of the properties owned or held under lease by any Material Subsidiary or the nature of the business transacted by such Material Subsidiary would expose such Material Subsidiary to any material liability or disability by reason of the failure to qualify such Material Subsidiary as a foreign corporation in any such jurisdiction.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, there has not been any material adverse change in the management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, and there has not been any material transaction entered into by the Company or its Material Subsidiaries, other than transactions in the ordinary course of business and transactions set forth in or contemplated by the Registration Statement and the Prospectus, as they may be amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole. The Company and its Material Subsidiaries have no contingent obligation which is not disclosed in the Registration Statement and the Prospectus, as they may be amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole.

          (f) Any Incorporated Documents filed and incorporated by reference prior to the Closing Date will, when they are filed with the Commission, conform in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations.

          (g) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against it in accordance with its terms.

          (h) The performance of this Agreement and the consummation of the transactions contemplated hereby this Agreement and the fulfillment of its terms will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is now a party.

          (i) The statements set forth in the Prospectus under the captions
[1 "Description of New Bonds" and "Certain Terms of the Offered Bonds."]
[2 "Description of the Debt Securities" and "Certain Terms of the Offered Debt Securities"] constitute a summary of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects.

          (j) The Securities, when issued and delivered as provided in this Agreement, will constitute legal, valid and binding obligations of the Company in accordance with their terms except as the same (1) may be subject to


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1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights and (2) may be limited by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law).

          (k) The description of the Securities in the Registration Statement and the Prospectus, as they may be amended or supplemented, is, and at the Closing Date will be, complete and accurate in all respects.

          (l) The Company has filed a Petition for Certification of Capital Structure with the Minnesota Public Utilities Commission ("Minnesota Commission") pursuant to the Minnesota Public Utilities Act with respect to the issuance and sale by the Company of the Securities. The Minnesota Commission has entered an authorizing order approving the capital structure including the issuance and sale of the Securities. Apart from such authorizing order of the Minnesota Commission, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained under the Securities Act or the Rules and Regulations.

          (m) The Company is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.

          (n) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Material Subsidiaries is a party or to which any property of the Company or any of its Material Subsidiaries is subject, which, if determined adversely to the Company or any of its Material Subsidiaries would in the Company's reasonable judgment individually or in the aggregate have a material adverse effect on the management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          5. Agreements of the Company. (a) The Company will not file any
             -------------------------
amendment or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Underwriter a reasonable time before its filing and the Underwriter has not reasonably objected to it in writing within a reasonable time after receiving the copy.

          (b) The Company will promptly advise the Underwriter (i) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Securities for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement and (ii) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus or to the transactions contemplated by this Agreement. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

          (c) The Company will furnish to the Underwriter without charge one signed copy, or one conformed copy certified by an officer of the Company, of each of the Registration Statement and of any amendments thereto (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement as the Underwriter may reasonably request.

          (d) During such period as a prospectus is required by law to be delivered by the Underwriter or a dealer, the Company will deliver, without charge, to the Underwriter and to dealers, at such office or offices as the Underwriter may designate, as many copies of the Prospectus as the Underwriter may reasonably request, and, during such period (not exceeding nine months) after the Effective Date if any event occurs as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements in it, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will promptly prepare, submit to the Underwriter, file, subject to paragraph (a) of this Section, with the Commission and deliver, without charge, to the Underwriter and to dealers (whose names and addresses the Underwriter will furnish to the Company) to whom Securities may have been sold by the Underwriter, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Securities Act and the Rules and Regulations; provided that should such event relate solely to the activities of the Underwriter, then the Underwriter shall assume the expense of preparing and furnishing any such amendment or supplement. In case the Underwriter is required to deliver a Prospectus after the expiration of nine months from the Effective Date, the Company, upon the request of the Underwriter, will furnish to the Underwriter, at the expense of the Underwriter, a reasonable quantity of an amendment or supplement complying with Section 10(a) of the Securities Act. Delivery by the Underwriter of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6.

          (e) The Company will make generally available to the Company's security holders, as soon as practicable but in no event later than the last day of the 15th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

          (f) The Company will take such actions as the Underwriter reasonably designates in order to qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Underwriter reasonably designates.

          (g) The Company will pay, or reimburse if paid by the Underwriter, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including costs and expenses relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the

Prospectus, except as provided in Section 5(d), [5the printing or other
reproduction of the [        ] Supplemental Indenture, which [         ]
                     --------                                 ---------
Supplemental Indenture is to be promptly filed and recorded after execution and delivery of it to the Trustees, in the counties where the mortgaged property of the Company is located,] (ii) the authorization and issuance of the Securities and the preparation and delivery of the forms of the Securities sold by the Company to the Underwriter, (iii) the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in Section 5(f) and the determination of the legality of the Securities for investment, including the reasonable fees and
disbursements of counsel for the Underwriter (not to exceed $     ) in that
                                                             -----
connection, and the preparation and printing of preliminary and supplemental "blue sky" memoranda and legal investment memoranda, (iv) except as provided in
Section 5(d), the furnishing (including costs of shipping and mailing) to the Underwriter and to dealers of copies of the Registration Statement, each preliminary prospectus, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (v) any fees charged by securities rating services for rating the Securities, (vi) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company to the Underwriter, and (vii) the fees and expenses of the Trustees, and Paying Agent or Registrar under the
[1         ] Supplemental Indenture] [2             ] and the reasonable fees
  ---------                            -------------
and disbursements of counsel for any Trustee in connection with the
[1[         ] Supplemental Indenture] [2             ] or the Securities.
   ---------                            -------------

          6. Conditions of the Underwriter's Obligation. The obligation of the
             ------------------------------------------
Underwriter to purchase the Securities is subject to the accuracy, on the date of this Agreement and on the Closing Date, of the representations of the Company in this Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to the Underwriter or its counsel pursuant to this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

          (a) All filings required by Rule 424 of the Rules and Regulations must have been made.

          (b) No stop order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must have been complied with.

          (c) Since the respective dates as of which such information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, (i) there must not have been any material change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole,
(ii) there must not have been any material adverse change in the management, business, properties, financial condition, or results of operations of the Company and its subsidiaries, taken as a whole, other than transactions in the ordinary course of business and transactions set forth in or contemplated by the Prospectus, and (iii) there must not have occurred any event that makes untrue


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1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

or incorrect in any material respect any statement or information contained in the Prospectus or that is not reflected in the Prospectus but should be reflected in it in order to make the statements or information in it not misleading in any material respect; and in the judgment of the Underwriter, any such development referred to in clause (i), (ii) or (iii) makes it impracticable to consummate the sale and delivery of the Bonds by the Underwriter at the initial public offering price.

          (d) The Underwriter must receive on the Closing Date a certificate, dated such date, of the chief executive officer, the chief operating officer or the chief financial officer of the Company certifying that (i) the signer has carefully examined the Registration Statement and the Prospectus (including any Incorporated Documents) and this Agreement, (ii) the representations of the Company in this Agreement are accurate on and as of the date of the certificate,
(iii) there has not been any material adverse change in the management, business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, other than transactions in the ordinary course of business and transactions set forth in or contemplated in the Prospectus, (iv) to the knowledge of such officer, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of the Securities has been issued and no proceedings for such purpose are pending before or threatened by the Commission, (v) there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be an Incorporated Document that has not been so filed, and (vi) the Company has performed all agreements that this Agreement requires it to perform by the Closing Date.

          (e) Since the date of this Agreement, there must not have been any decreases in the rating of the Company's Securities by Moody's Investors Service, Inc. or Standard & Poor's Rating Services.

          (f) The Underwriter must receive on the Closing Date opinions dated the Closing Date substantially in the form of Annex A and B to this Agreement from Thelen Reid & Priest LLP, counsel to the Company, and Philip R. Halverson, Esq., general counsel of the Company, respectively.

          (g) The Underwriter must receive on the Closing Date from Morrison Cohen Singer & Weinstein, LLP, its counsel, an opinion dated the Closing Date with respect to the Company, the Securities, the Registration Statement, the
Prospectus, the [1[        ] Supplemental Indenture] [2                  ], this
                   --------                            ------------------
Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Securities. Such opinion and proceedings shall be satisfactory in all respects to the Underwriter. The Company must have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinion.

          (h) The Underwriter must receive on the Closing Date a signed letter, dated the Closing Date, from PricewaterhouseCoopers LLP to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the consolidated financial statements audited


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1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder with respect to registration statements on Form S-3, (iii) on the basis of a reading of the unaudited consolidated financial statements of the Company incorporated by reference in the Prospectus, the latest available unaudited consolidated financial data of the Company since the close of the Company's most recent audited fiscal year, the minutes and consents of the Board of Directors since the end of the most recent audited fiscal year, and inquiries of officials of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and, accordingly, that PricewaterhouseCoopers LLP makes no representations as to the sufficiency of such procedures for the Underwriter's purposes), nothing has come to their attention which caused them to believe that
(1) the unaudited consolidated financial statements of the Company incorporated by reference in the Prospectus (a) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder or (b) are not stated on a basis substantially consistent with that of the audited consolidated financial statements of the Company incorporated by reference in the Prospectus, (2) at the date of the latest available unaudited financial data read by them and at a specified date not more than five days prior to the Closing Date there was any change in the capital stock or long-term debt of the Company and its subsidiaries, or any decrease in the Company's consolidated net current assets or shareholders' equity, in each case as compared with amounts shown in the most recent consolidated financial information incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus, as amended or supplemented, discloses have occurred or may occur, or which are disclosed in such letter, or (3) for the period from the date of the most recent audited consolidated financial statements to the date of the latest available unaudited financial data read by them and for the period from the date of the latest available unaudited financial data read by them to a specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues or in the total or per average share amounts of net income, except in all instances for decreases which the Prospectus, as amended or supplemented, discloses have occurred or may occur, or which are disclosed in such letter, and (4) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included or incorporated by reference in the Registration Statement and the Prospectus and such other items as the Underwriter may reasonably request.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement will comply with this Agreement only if they are in form and scope satisfactory to counsel for the Underwriter.

          7. Indemnification. (a) The Company shall indemnify and hold harmless
             ---------------
the Underwriter, the directors, officers, employees and agents of the Underwriter, and each person, if any, who controls the Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities, joint or several (including, as and when incurred, any investigative, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus (including any Incorporated Document), or the omission or alleged omission to state in it a material fact required to be stated in it or necessary to make the statements in it not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, or liability arises from the sale of the Securities in the public offering to any person by the Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus or (2) in a preliminary prospectus if the Prospectus corrects the untrue statement or omission or alleged untrue statement or omission which is the basis of the loss, claim, damage or liability for which indemnification is sought and a copy of the Prospectus was not sent or given to such person at or before the confirmation of the sale to such person in any case where such delivery is required by the Securities Act, unless such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 5(d). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) The Underwriter shall indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only insofar as losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus , as set forth in the last sentence of Section 4(b). This indemnity agreement will be in addition to any liability that the Underwriter might otherwise have.

          (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify in writing each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless
(i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has been advised by such counsel employed by it that there may be legal defenses available to it involving potential conflict with the interests of an indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate counsel admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          8. Contribution. In order to provide for just and equitable
             ------------
contribution in the circumstances in which the indemnification provided for under the foregoing provisions of Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriter, the Company and the Underwriter shall contribute to the amount paid or payable as a result of losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and the Underwriter may be subject in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Underwriter on the other, (ii) the relative fault of the Company, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as (iii) any other relevant equitable considerations with respect to such offering. Such relative benefits shall be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter as set forth in the Prospectus. Such relative fault shall be determined by reference, among other things, to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purpose of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts received by it, except that insofar as losses, claims, damages and liabilities arise from the sale of the Securities in the public offering to any person by the Underwriter and are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement or the Prospectus, as set forth in the last sentence of Section 4(b), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          9. Termination. This Agreement may be terminated by the Underwriter by
             -----------
notifying the Company at any time

                    (a) on or before the Closing Date if, in the judgment of the Underwriter, payment for the delivery of the Securities is rendered impracticable or inadvisable because (1) trading in the equity securities of the Company is suspended by the Commission or by the New York Stock Exchange, (2) additional material governmental restrictions, not in force on the date of this Agreement, are imposed upon trading in securities generally or minimum or maximum prices have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally has been suspended or limited on either such Exchange or a general banking moratorium has been established by Federal or New York authorities, or
          (3) any outbreak or material escalation of hostilities or other calamity or crisis occurs the effect of which is such as to make it impracticable to market the Securities, or

                    (b) at or before the Closing Date, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, except as otherwise provided, the Company will not be under any liability to the Underwriter and the Underwriter will not be under any liability to the Company, except that (A) if this Agreement is terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms of this Agreement or because any of the conditions in Section 6 are not satisfied, the Company will reimburse the Underwriter for all reasonable out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Securities, and (B) if the Underwriter fails or refuses to purchase the Securities agreed to be purchased by it under this Agreement, without some reason sufficient to justify cancellation or termination of its obligations under this Agreement, it will not be relieved of liability to the Company for damages occasioned by its default.

          The Company shall not in any event be liable to the Underwriter for damages on account of loss of anticipated profits.

          10. Miscellaneous. The reimbursement, indemnification and contribution
              -------------
agreements in Sections 5, 7, 8 and 9 and the representations and agreements of the Company and the Underwriter in this Agreement will remain in full force and effect regardless of any termination of this Agreement, any investigation made by or on behalf of the Underwriter, the Company, or any controlling person and delivery and acceptance of and payment for the Securities.

          This Agreement is for the benefit of the Underwriter, the Company, and their successors and assigns, and, to the extent expressed in this Agreement, for the benefit of persons controlling the Underwriter or the Company, directors and officers of the Company and directors, officers, employees and agents of the Underwriter, and their respective successors and assigns, and no other persons, partnership, association or corporation will acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" does not include any purchaser of Securities from the Underwriter merely because of such purchase.

          All notices and communications under this Agreement will be in writing and mailed or delivered, by messenger, facsimile transmission or otherwise, to
the Underwriter at[                                                            ]
                   ------------------------------------------------------------
Attention: [                    ] and to the Company, at 30 West Superior
            --------------------
Street, Duluth, Minnesota 55802, Attention: Chief Financial Officer. Any such notice or communication shall take effect upon receipt thereof.

          This Agreement may be signed in multiple counterparts that taken as a whole constitute one agreement.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          Please confirm that the foregoing correctly sets forth the agreement between us.

                                        Very truly yours,

                                        MINNESOTA POWER, INC.


                                        By:
                                           -------------------------------------
                                           Title:

Confirmed:

[Name(s) of Underwriter(s)]


By:
   --------------------------------
    Title:

                                   SCHEDULE I

Securities:

               Designation:
               Principal Amount:
               Indenture dated as of:
               Date of Maturity:
               Interest Rate:
               Purchase Price:
               Public Offering Price:

                                                                         ANNEX A

                   FORM OF OPINION OF THELEN REID & PRIEST LLP

                                                              [          , 200 ]
                                                               ----------     -

[Insert Name(s)
and Address(es)
of Underwriter(s)]

Dear Sirs:

          Reference is made to the sale by Minnesota Power, Inc. ("Company") of
[$        ] principal amount of its [1 First Mortgage Bonds,   % Series Due
  --------                                                  --
[            , 20  ] (the "Bonds" or the "Securities")] [2  % Debt Securities,
 ------------    --                                       --
Series Due [           , 20  ] (the "Debt Securities" or the "Securities")].
            -----------    --
[1 The Bonds will be issued under the Company's Mortgage and Deed of Trust, dated as of September 1, 1945, to Irving Trust Company (now The Bank of New
York) and Richard H. West (Douglas J. MacInnes, successor), as Trustees, as amended and supplemented by all indentures supplemental thereto,
including a [            ] Supplemental Indenture thereto dated as of
             ------------
[            , 200 ] (said Mortgage and Deed of Trust, as so supplemented,
 ------------     -
being hereinafter called the "Mortgage")]. [2 The Debt Securities will be issued under the Company's Indenture (For Unsecured Debt Securities,
dated as of [            , 200 ] to The Bank of New York, as Trustee, as
             ------------     -
                                       ]. We advise you that we have acted as
---------------------------------------
counsel to the Company in connection with such issuance and sale and have participated in the preparation of (a) [1 the Mortgage] [2 the Indenture]; (b)
Registration Statement No. 333-[      ], as filed by the Company with the
                                ------
Securities and Exchange Commission for the registration of the Company's First Mortgage Bonds and Debt Securities under the Securities Act of 1933, as amended (the "Securities Act"), and for the qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") of the Mortgage and of the Indenture (such registration statement, as amended at the Effective Date (as such term is defined in the Agreement referred to below), being hereinafter referred to as the "Registration Statement"); (c) the prospectus constituting part of the Registration Statement, as amended and supplemented by a prospectus supplement relating to the Securities ("Prospectus"); and (d) the Underwriting
Agreement dated [             , 200 ] between the Company and you ("Agreement").
                 -------------     -
In addition, we have reviewed the petition filed by the Company with the Minnesota Public Utilities Commission seeking authorization to issue the Securities, and the order issued by said Commission in response to said petition.

          We have reviewed all corporate proceedings taken by the Company in respect of the authorization of the [1 Mortgage] [2 Indenture] and the issuance and sale of the Securities thereunder.


------------------------
1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

          Upon the basis of our familiarity with these transactions, we are of the opinion that:

          1. The [1 Mortgage] [2 Indenture] has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding mortgage of the Company enforceable in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting enforcement of [1mortgagees' and] other creditors' rights and remedies generally and general principles of equity.

          2. The Securities are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting enforcement of mortgagees' and other creditors' rights and remedies generally [2 and are entitled to the benefit of the security afforded by the Mortgage].

          3. An authorizing order has been issued by the Minnesota Public Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Securities, and to the best of our knowledge, said order is still in full force and effect; and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Securities.

          4. The Registration Statement and the Prospectus (except as to the financial statements, statement of income and other financial or statistical data contained therein, upon which we do not pass) comply as to form in all material respects with the requirements of the Securities Act and the applicable instructions, rules and regulations of the Securities and Exchange Commission thereunder; the Registration Statement have each become, and at the date hereof each of the Registration Statement is, effective under the Securities Act, and to the best of our knowledge no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          5. The [1 Mortgage] [2 Indenture] is duly qualified under the Trust Indenture Act.

          6. The statements set forth in the Prospectus under the captions
[1 "Description of New Bonds" and "Certain Terms of the Offered Bonds."]
[2 "Description of the Debt Securities" and "Certain Terms of the Offered Debt Securities"] constitute a summary of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects.

          7. The Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and legally binding obligation of the Company.

          8. The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.


------------------------
1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made or included therein by the Company and take no responsibility therefor, except insofar as such statements relate to us and as set forth in the Prospectus under the heading "Legal Opinions" and in paragraph 6 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had conferences with certain of its officers and representatives, with other counsel for the Company and with PricewaterhouseCoopers LLP, the independent certified public accountants who examined certain of the Company's financial statements incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus, and our discussions in the above-mentioned conferences did not disclose to us any information which gives us reason to believe that, at the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed electronically with the Commission pursuant to Rule 424, and the Prospectus, as amended or supplemented at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements, statement of income or other financial or statistical data contained in the Registration Statement or in the Prospectus.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of Minnesota. As to all matters of Minnesota law (and as to the incorporation of the Company, titles to property, franchises [1 and the lien of the Mortgage], upon which we do not pass), we have relied with your consent upon the opinion of even date herewith addressed to you by Philip R. Halverson, Esq., Vice President, General Counsel and Secretary of the Company.

                                        Very truly yours,


                                        THELEN REID & PRIEST LLP


------------------------
1    For use in connection with First Mortgage Bond.

                                                                         ANNEX B

                               FORM OF OPINION OF
                            PHILIP R. HALVERSON, ESQ.
                         VICE PRESIDENT, GENERAL COUNSEL
                                AND SECRETARY OF
                              MINNESOTA POWER, INC.


                                                                [        , 200 ]
                                                                 --------     -


[Insert Name(s)
and Address(es)
of Underwriter(s)]

Dear Sirs:

          Reference is made to the sale by Minnesota Power, Inc. ("Company") of
[$           ] principal amount of its [1 First Mortgage Bonds, [  %] Series Due
  -----------                                                   --
[           , 20  ] (the "Bonds" or the "Securities")] [2  % Debt Securities,
 -----------    --                                       --
Series Due [            , 20  ] (the "Debt Securities" or the "Securities")].
            ------------    --
[1 The Bonds will be issued under the Company's Mortgage and Deed of Trust, dated as of September 1, 1945, to Irving Trust Company (now The Bank of New
York) and Richard H. West (Douglas J. MacInnes, successor), as Trustees, as amended and supplemented by all indentures supplemental thereto, including
a [            ] Supplemental Indenture thereto dated as of [           , 200 ]
   ------------                                              -----------     -
(said Mortgage and Deed of Trust, as so supplemented, being hereinafter called the "Mortgage")]. [2 The Debt Securities will be issued under the Company's
Indenture (For Unsecured Debt Securities, dated as of [            , 200 ] to
                                                       ------------     -
The Bank of New York, as Trustee, as                                       ].
                                    ---------------------------------------
I advise you that I am General Counsel to the Company and have acted in that capacity in connection with such issuance and sale and have participated in the preparation of (a) the [1 Mortgage] [2 Indenture]; (b) Registration
Statement No. 333-[       ], as filed by the Company with the Securities and
                   -------
Exchange Commission for the registration of the Company's First Mortgage Bonds and Debt Securities under the Securities Act of 1933, as amended (the "Securities Act"), and for the qualification under the Trust Indenture
Act of 1939,as amended (the "Trust Indenture Act"), of the Mortgage and of the Indenture (such registration statement, as amended at the Effective
Date (as such term is defined in the Agreement referred to below), being hereinafter collectively referred to as the "Registration Statement"); (c) the prospectus constituting part of the Registration Statement, as amended and supplemented by a prospectus supplement relating to the Securities
("Prospectus"); (d) the Underwriting Agreement dated [         , 200_] between
                                                      ---------
the Company and you ("Agreement"); and (e) the petition filed by the Company with the Minnesota Public Utilities Commission seeking authorization to issue the Securities. In addition, I have reviewed the order issued by said Commission in response to said petition.


------------------------
1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

          I have reviewed all corporate proceedings taken by the Company in respect of the authorization of the [1 Mortgage] [2 Indenture] and the issuance and sale of the Securities thereunder.

          Upon the basis of my familiarity with these transactions and with the Company's properties and affairs generally, I am of the opinion that:

          1. The [1 Mortgage] [2 Indenture] has been duly and validly authorized by all necessary corporate action, has been validly executed and delivered, and is a valid and binding mortgage of the Company enforceable in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting enforcement of [1 mortgagees' and other] creditors' rights and remedies generally and general principles of equity.

          2. The Securities are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting enforcement of mortgagees' and other creditors' rights and remedies generally and general principles of equity [1 and are entitled to the benefit of the security afforded by the Mortgage].

          3. An authorizing order has been issued by the Minnesota Public Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Securities, and to the best of my knowledge, said order is still in full force and effect; and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Securities.

          4. The Registration Statement and the Prospectus (except as to the financial statements, statement of income and other financial or statistical data contained therein, upon which I do not pass) comply as to form in all material respects with the requirements of the Securities Act and the applicable instructions, rules and regulations of the Securities and Exchange Commission thereunder; the Registration Statement have each become, and at the date hereof each of the Registration Statement is, effective under the Securities Act and to the best of my knowledge no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          5. The [1 Mortgage] [2 Indenture] is duly qualified under the Trust Indenture Act.

          6. The statements set forth in the Prospectus under the captions
[1 "Description of New Bonds" and "Certain Terms of the Offered Bonds."]
[2 "Description of the Debt Securities" and "Certain Terms of the Offered Debt Securities"] constitute a summary of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects.

          7. The Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and legally binding obligation of the Company.


------------------------
1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

          8. The Company is a validly organized and existing corporation under the laws of the State of Minnesota and is duly qualified to do business, and is doing business, in that State.

          9. The Company is a public utility corporation duly authorized by its Articles of Incorporation to conduct the business which it is now conducting as set forth in the Prospectus and the Company holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

          10. Each Material Subsidiary (as defined in the Agreement) of the Company is a validly organized and existing corporation under the laws of the State of its incorporation and is duly qualified to do business, and is doing business, in such State and in each other State in which the failure to qualify as a foreign corporation would be material to the Company and its subsidiaries, taken as a whole.

          11. [1 The Company has good and sufficient title to all the properties specifically described in the granting clauses of the Mortgage as owned by it, subject only to excepted encumbrances as defined in the Mortgage and other defects which the Company has the right to cure by condemnation proceedings if the property is necessary for utility purposes, and which, in my opinion, do not impair the use of such properties by the Company, except properties retired and properties previously released from the lien of the Mortgage, and except that the Company's practice is not to require examination of title, and I have not examined title, to land upon which the Company has merely a transmission or distribution line right of way or easement, reservoir lands, lands or rights held for flowage, flooding or seepage purposes, riparian rights, or other properties certified by the Company as costing $25,000 or less, titles to which lands, rights or properties could, if necessary for utility purposes, be perfected or obtained by condemnation proceedings. The description of all the properties so specifically described in the Mortgage is adequate to constitute the Mortgage a lien thereon, and said properties constitute all of the electric generating plants and other materially important physical properties and substantially all the other properties of the Company (other than those expressly excepted). The Mortgage constitutes a valid, direct and first mortgage lien upon the properties of the Company specifically described in the granting clauses of the Mortgage or upon the interest of the Company therein and upon the interest of the Company in all other properties described in the Mortgage and intended to be subject to the lien thereof, subject only to excepted encumbrances and defects as above stated, and will constitute a valid mortgage lien upon all permanent physical properties and franchises (other than those
expressly excepted) acquired by the Company after the date of the [         ]
                                                                   ---------
Supplemental Indenture upon such acquisition, subject, however, to encumbrances and liens, if any, existing or placed thereon at the date of acquisition thereof by the Company, except that in the case of real estate or interests in real estate the title to which is registered, the Mortgage becomes a lien thereon upon the registration of said Mortgage against the appropriate certificates of title.]

          12. Other than as stated in the Registration Statement and the Prospectus there are no pending legal proceedings to which the Company or any Material Subsidiary is a party or of which property of the Company or any Material Subsidiary is the subject, which depart from the ordinary routine litigation incident to the kind of business conducted by the Company or any such


------------------------
1    For use in connection with First Mortgage Bond.

Material Subsidiary, and which is material to the Company and its subsidiaries, taken as a whole, and, to the best of my knowledge, no such proceedings are known to be contemplated by governmental authorities.

          13. The portions of the answers to the items of the Registration Statement and the portions of the information contained in the Prospectus, which are stated therein to have been made on my authority as General Counsel of the Company, have been reviewed by me and, as to matters of law and legal conclusions, are correct.

          14. Neither the execution by the Company of the [1[          ]
                                                             ----------
Supplemental Indenture nor the issue and sale by the Company of the Bonds]
[2                                  nor the issue and sale by the Company of the
  ---------------------------------
Debt Securities] as contemplated by the Agreement nor the consummation by the Company of the other transactions contemplated by the Agreement conflicts with, or results in a breach of, the charter or by-laws of the Company or any Material Subsidiary or any agreement or instrument known to me to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound, any law or regulation or, so far as is known to me, any order or regulation of any court, governmental instrumentality or arbitrator, and which conflict or breach is material to the Company and its subsidiaries, taken as a whole.

          15. To the best of my knowledge, the Company is not currently in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected, and which breach or default is material to the Company and its subsidiaries, taken as a whole.

          In passing upon the forms of the Registration Statement and the Prospectus, I necessarily assume the correctness and completeness of the statements made or included therein by the Company and take no responsibility therefor, except insofar as such statements relate to me and as set forth in the Prospectus under the headings "Experts" and "Legal Opinions" and in paragraphs 6 and 13 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, I had conferences with certain of its officers and representatives, with other counsel for the Company and with PricewaterhouseCoopers LLP, the independent certified public accountants who examined certain of the Company's financial statements incorporated by reference in the Registration Statement. My examination of the Registration Statement and the Prospectus, and my discussions in the above-mentioned conferences did not disclose to me any information which gives me reason to believe that, at the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed electronically with the Commission pursuant to Rule 424, and the Prospectus, as amended or supplemented at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to the financial statements, statement of income or other financial or statistical data included in the Registration Statement or in the Prospectus.


------------------------
1    For use in connection with First Mortgage Bond.
2    For use in connection with Debt Securities.

          As to all matters of Minnesota law, Thelen Reid & Priest LLP and Morrison Cohen Singer & Weinstein, LLP are hereby authorized to rely upon this opinion as though it was rendered to each of them.

                                        Very truly yours,


                                        PHILIP R. HALVERSON